GATEWAY FUND

Supplement dated July 8, 2008, to the Gateway Fund Statement of Additional Information dated May 1, 2008, as may be revised or supplemented from time to time

Effective July 1, 2008, Kenneth A. Drucker was appointed an Independent Trustee to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, the following is added to the table in the sub-section “Trustees and Officers” within the section “Management of the Trust”:

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Kenneth A. Drucker (1945)	Trustee since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund, Inc. (registered investment company)

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Natixis Cash Management Trust (together with the Gateway Trust, the “Natixis Funds Trusts), Loomis Sayles Funds I, Loomis Sayles Funds II (the “Loomis Sayles Funds Trusts”) and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P., or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust, Loomis Sayles Funds Trust and Hansberger International Series. The number of portfolios overseen does not include AEW Real Estate Income Fund, which liquidated on April 13, 2007 or Natixis Equity Diversified Portfolio, which liquidated on August 3, 2007.

Effective with his appointment to the Board of Trustees on July 1, 2008, Mr. Drucker became a member of the Contract Review and Governance Committee. Accordingly, the lists of the members of the Contract Review and Governance Committee in the sub-section “Standing Board Committees” within the section “Management of the Trust” is amended and restated as follows:

Contract Review and Governance Committee
Edward A. Benjamin - Chairman
Graham T. Allison, Jr.
Charles D. Baker
Kenneth A. Drucker

As of December 31, 2007, Mr. Drucker did not own shares of any Fund overseen by the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and the Hansberger International Series.